Capital Group Growth ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 97.25% Information technology 29.91%	Shares	Value (000)
NVIDIA Corp.	5,943,887	$1,053,197
Broadcom, Inc.	2,734,328	873,755
Microsoft Corp.	2,011,931	790,166
Micron Technology, Inc.	1,512,416	623,675
Apple, Inc.	1,502,322	396,883
Shopify, Inc., Class A, subordinate voting shares (a)	3,078,088	371,618
Cloudflare, Inc., Class A (a)	1,738,187	299,298
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	757,649	283,800
SK hynix, Inc.	383,631	282,956
Salesforce, Inc.	1,035,411	201,688
Amphenol Corp., Class A	1,229,517	179,583
Strategy, Inc., Class A (a)	1,369,906	177,403
Fair Isaac Corp. (a)	86,708	122,203
KLA Corp.	65,187	99,381
Constellation Software, Inc.	46,537	85,997
Adobe, Inc. (a)	287,915	75,552
Intel Corp. (a)	1,529,632	69,767
AppLovin Corp., Class A (a)	125,962	54,764
		6,041,686
Communication services 17.59%
Meta Platforms, Inc., Class A	2,468,719	1,600,174
Alphabet, Inc., Class C	2,108,894	656,773
Alphabet, Inc., Class A	1,960,719	611,273
Netflix, Inc. (a)	4,746,333	456,787
Live Nation Entertainment, Inc. (a)	717,378	116,316
ROBLOX Corp., Class A (a)	967,764	66,447
Snap, Inc., Class A, nonvoting shares (a)	8,833,537	46,023
		3,553,793
Consumer discretionary 15.28%
Tesla, Inc. (a)	2,933,585	1,180,797
Amazon.com, Inc. (a)	2,137,379	448,850
Chipotle Mexican Grill, Inc. (a)	4,992,050	185,804
Royal Caribbean Cruises, Ltd.	568,137	176,668
D.R. Horton, Inc.	1,095,650	175,731
DoorDash, Inc., Class A (a)	666,749	117,661
NIKE, Inc., Class B	1,706,937	106,137
Tractor Supply Co.	1,932,331	100,172
Hermes International	38,111	92,271
Home Depot, Inc.	220,116	83,803
Burlington Stores, Inc. (a)	261,012	80,097
Aramark	1,871,029	78,303
Flutter Entertainment PLC (a)	601,525	63,846
Norwegian Cruise Line Holdings, Ltd. (a)	2,543,862	63,062
Wayfair, Inc., Class A (a)	655,671	50,047
Capital Group Growth ETF — Page 1 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
CAVA Group, Inc. (a)	605,289	$49,918
Rivian Automotive, Inc., Class A (a)	2,172,168	33,299
		3,086,466
Health care 10.47%
Intuitive Surgical, Inc. (a)	858,731	432,380
Eli Lilly and Co.	378,533	398,213
Vertex Pharmaceuticals, Inc. (a)	767,669	381,401
Alnylam Pharmaceuticals, Inc. (a)	558,356	185,888
UnitedHealth Group, Inc.	469,318	137,637
HCA Healthcare, Inc.	248,477	131,618
Thermo Fisher Scientific, Inc.	241,955	126,085
Moderna, Inc. (a)	1,761,524	94,365
Ionis Pharmaceuticals, Inc. (a)	1,055,334	85,640
Mettler-Toledo International, Inc. (a)	38,835	53,075
Danaher Corp.	242,323	51,043
Guardant Health, Inc. (a)	415,144	38,982
		2,116,327
Industrials 9.64%
TransDigm Group, Inc.	345,338	449,903
General Electric Co.	801,698	274,389
Quanta Services, Inc.	469,984	264,639
ATI, Inc. (a)	895,314	146,465
FTAI Aviation, Ltd.	446,571	136,561
Uber Technologies, Inc. (a)	1,652,700	124,647
Republic Services, Inc.	528,049	120,923
Caterpillar, Inc.	139,577	103,682
United Rentals, Inc.	95,874	80,534
United Airlines Holdings, Inc. (a)	629,378	66,903
Airbus SE, non-registered shares	300,321	65,379
Rocket Lab Corp. (a)	929,482	64,227
Ryanair Holdings PLC (ADR)	728,259	49,150
		1,947,402
Financials 6.82%
Visa, Inc., Class A	1,422,102	455,272
Bank of America Corp.	4,511,415	224,804
Capital One Financial Corp.	517,382	101,221
Toast, Inc., Class A (a)	3,489,364	95,294
Block, Inc., Class A (a)	1,383,193	88,109
Mastercard, Inc., Class A	160,192	82,853
KKR & Co., Inc.	910,320	79,817
Apollo Asset Management, Inc.	733,413	76,715
Affirm Holdings, Inc., Class A (a)	1,632,258	76,683
Progressive Corp.	228,732	48,871
LPL Financial Holdings, Inc.	158,403	47,581
		1,377,220
Materials 2.33%
Wheaton Precious Metals Corp.	1,444,207	236,344
Grupo Mexico, SAB de CV, Series B	11,149,051	141,794
Albemarle Corp.	513,930	91,824
		469,962
Capital Group Growth ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer staples 2.18%	Shares	Value (000)
Performance Food Group Co. (a)	1,686,885	$163,729
Costco Wholesale Corp.	137,801	139,288
Philip Morris International, Inc.	738,563	137,986
		441,003
Energy 1.92%
EOG Resources, Inc.	1,304,312	161,839
Baker Hughes Co., Class A	2,034,576	132,776
Canadian Natural Resources, Ltd. (CAD denominated)	2,133,347	93,323
		387,938
Real estate 1.11%
Welltower, Inc. REIT	542,332	112,328
Zillow Group, Inc., Class C, nonvoting shares (a)	1,279,594	57,095
CoStar Group, Inc. (a)	1,251,770	55,867
		225,290
Total common stocks (cost: $16,127,678,000)		19,647,087
Rights & warrants 0.00% Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040 (a)(b)	4,185	— (c)
Total rights & warrants (cost: $0)		— (c)
Short-term securities 2.74% Money market investments 2.74%
Capital Group Central Cash Fund 3.65% (d)(e)	5,528,618	552,862
Total short-term securities (cost: $552,814,000)		552,862
Total investment securities 99.99% (cost: $16,680,492,000)		20,199,949
Other assets less liabilities 0.01%		2,540
Net assets 100.00%		$20,202,489
Investments in affiliates (e)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 2.74%
Money market investments 2.74%
Capital Group Central Cash Fund 3.65% (d)	$419,993	$2,452,826	$2,319,995	$19	$19	$552,862	$7,329

(a)	Non-income producing.
(b)	Value determined using significant unobservable inputs.
(c)	Amount less than one thousand.
(d)	Rate represents the seven-day yield at 2/28/2026.
(e)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Capital Group Growth ETF — Page 3 of 6

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group Growth ETF — Page 4 of 6

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of February 28, 2026, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,041,686	$—	$—	$6,041,686
Communication services	3,553,793	—	—	3,553,793
Consumer discretionary	3,086,466	—	—	3,086,466
Health care	2,116,327	—	—	2,116,327
Industrials	1,947,402	—	—	1,947,402
Financials	1,377,220	—	—	1,377,220
Materials	469,962	—	—	469,962
Consumer staples	441,003	—	—	441,003
Energy	387,938	—	—	387,938
Real estate	225,290	—	—	225,290
Rights & warrants	—	—	— *	— *
Short-term securities	552,862	—	—	552,862
Total	$20,199,949	$—	$— *	$20,199,949

*	Amount less than one thousand.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Growth ETF — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-302-0426
Capital Group Growth ETF — Page 6 of 6